UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 12, 2020

Date of Report (Date of earliest event reported)

O-I GLASS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9576	22-2781933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	OI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Annual Meeting of Share Owners (the “Annual Meeting”) of O-I Glass, Inc. (the “Company”) was held on May 12, 2020. On the record date of March 16, 2020, there were 156,518,634 shares of the Company’s common stock, par value $.01 per share, outstanding. The following proposals were submitted to a vote of the share owners at the Annual Meeting, each of which is described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 1, 2020:

Proposal 1 – Election of Directors:

Each of the nominees for the Company’s Board of Directors was elected to serve a one-year term by vote of the share owners as follows:

	Aggregate Vote
Name	For	Against	Abstentions	Broker Non-Votes
Samuel R. Chapin	116,687,465	6,630,828	800,875	8,665,647
Gordon J. Hardie	116,001,807	7,437,566	679,795	8,665,647
Peter S. Hellman	114,602,617	8,866,678	649,873	8,665,647
John Humphrey	116,417,366	6,898,664	803,138	8,665,647
Anastasia D. Kelly	114,176,531	9,267,567	675,070	8,665,647
Andres A. Lopez	115,453,674	8,201,944	463,550	8,665,647
Alan J. Murray	115,866,570	7,558,597	694,001	8,665,647
Hari N. Nair	114,347,115	9,079,875	692,178	8,665,647
Joseph D. Rupp	110,841,994	12,727,799	549,375	8,665,647
Catherine I. Slater	115,185,721	8,518,042	415,405	8,665,647
John H. Walker	116,614,997	6,810,400	693,771	8,665,647
Carol A. Williams	116,101,893	7,474,171	543,104	8,665,647

Proposal 2 – Ratification of Selection of Independent Registered Public Accounting Firm:

The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2020 was ratified by vote of the share owners as follows:

Aggregate Vote
For	Against	Abstentions	Broker Non-Votes
126,455,497	5,759,429	569,889	0

Proposal 3 —Advisory Vote to Approve Named Executive Officer Compensation:

The compensation of the Company’s named executive officers was approved by an advisory (non-binding) vote of the share owners as follows:

Aggregate Vote
For	Against	Abstentions	Broker Non-Votes
110,373,363	13,468,790	277,015	8,665,647

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O-I GLASS, INC.

Date: May 13, 2020	By:	/s/ John A. Haudrich
	Name:	John A. Haudrich
	Title:	Senior Vice President and Chief Financial Officer